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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 25, 2007

                               FUTUREFUEL CORP.
            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

                0-52577                                20-3340900
       (Commission File Number)            (IRS Employer Identification No.)

                         8235 FORSYTH BLVD., SUITE 400
                           ST. LOUIS, MISSOURI 63105
                   (Address of Principal Executive Offices)

                                (314) 854-8520
                        (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act




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ITEM 4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         On July 25, 2007, the audit committee of the board of directors of FutureFuel Corp. (the "COMPANY" or "WE", "OUR" or "US") concluded that the following previously issued financial statements of the Company should not be relied upon and will require restatement: (i) the consolidated balance sheet of us and our subsidiary as of December 31, 2006, and the related consolidated statements of operations, stockholders' equity and cash flows for the twelve-month period ending December 31, 2006 (collectively, the "ANNUAL FINANCIAL STATEMENTS"); and (ii) the consolidated balance sheet of us and our subsidiary as of March 31, 2007, and the related consolidated statement of operations and cash flows for the three months ended March 31, 2007 (collectively the "INTERIM FINANCIAL STATEMENTS"). The following are the pertinent facts regarding this conclusion.

         On October 31, 2006, we acquired Eastman SE, Inc. (now known as FutureFuel Chemical Company). For purposes of preparing our financial statements, and after consultation with our independent public accountants, KPMG LLP ("KPMG"), we accounted for the acquisition as a reverse acquisition; we did not apply purchase accounting to such transaction. On April 23, 2007, KPMG issued its unqualified Report of Independent Public Accountants to our board of directors and stockholders with respect to our Annual Financial Statements. The next day, we filed a Form 10 Registration Statement with the U.S. Securities and Exchange Commission ("SEC") wherein we included the Annual Financial Statements as well as KPMG's report thereon. On June 26, 2007, we filed an Amendment No. 1 to our Form 10 Registration Statement and included therein the Interim Financial Statements.

         As a result of questions from the SEC about the accounting for the acquisition in connection with the SEC's review of our Registration Statement on Form 10, we, in consultation with KPMG, reassessed our accounting for the acquisition. The audit committee of our board of directors called a special meeting for July 25, 2007 with KPMG personnel and certain Company officers to discuss this matter.

         As a result of the discussions at the special meeting and in consultation with KPMG, our audit committee determined that the Annual Financial Statements and the Interim Financial Statements should no longer be relied upon because they do not apply purchase accounting to the acquisition of Eastman SE, Inc. and that the Company should issue this Form 8-K pursuant to Item 4.02(a) of Form 8-K. The audit committee also determined that our financial statements should be restated to apply purchase accounting to the acquisition. At this time, we anticipate such restatement will give effect to the presentation of the financial statements for Eastman SE, Inc. as the predecessor for periods prior to October 31, 2006, the acquisition date, and to the presentation of us as the successor entity for the periods subsequent thereto, resulting in a split presentation of the statements of operations, equity and cash flows for the predecessor and successor periods. We are unable to assess at this time whether the results of operations for our restated financial statements will differ materially from those previously published.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREFUEL CORP.



By:      /s/ Douglas D. Hommert
    ----------------------------------------------------------
         Douglas D. Hommert, Executive Vice President,
         Secretary and Treasurer

Date: July 27, 2007







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